Exhibit 10.1

Fourth Amendment
To Amended and Restated Revolving
Credit and Term Loan Agreement
(Term Loan Extension)

This FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 15, 2010, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders and, pursuant to Section 23.1.1(c) of the Loan Agreement, each of the Term Loan Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (collectively, with the Required Lenders, the “Consenting Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.           The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.           Pursuant to the terms of that certain Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 30, 2009 (the “Third Amendment”), the Administrative Agent and the Consenting Lenders agreed to extend the Term Loan Maturity Date until January 15, 2010.

C.           The Borrowers and the Guarantors have requested that the Term Loan Maturity Date be further extended from January 15, 2010 until February 5, 2010.

D.           The Administrative Agent, the Required Lenders and, where indicated, the Consenting Lenders are willing to grant such request upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Amendment to Definition of “Term Loan Maturity Date.”  In accordance with Section 23.1 of the Loan Agreement, the Administrative Agent and the Consenting Lenders agree that the definition of “Term Loan Maturity Date” set forth in Section 1.1.2 of the Loan Agreement is hereby amended by deleting the phrase “January 15, 2010” appearing therein and replacing it with “February 5, 2010.”

Section 2.                      Waiver of Net Worth Covenant.  In accordance with Section 23.1 of the Loan Agreement, and notwithstanding anything in the Loan Agreement to the contrary, the Administrative Agent and the Required Lenders hereby agree to waive (i) CHC’s compliance with the Net Worth covenant set forth in Section 10.14 of the Loan Agreement until February 5, 2010 and (ii) any Default or Event of Default under any Loan Document which may have resulted or may result solely from CHC’s failure to comply with such covenant prior to February 5, 2010.

Section 3.                      Use of Revolving Portion.  Commencing on the date hereof and continuing until April __, 2010 (the “Permitted Borrowing Period”), the Borrowers shall be permitted to borrow Revolving Loans under the Revolving Portion in accordance with the terms of the Loan Agreement solely in amounts, and for purposes, consistent with that certain weekly cash flow analysis schedule delivered pursuant to Section 9.5.1(p) of the Loan Agreement that is hereby approved by the Required Lenders for purposes of this Section 3 and is attached hereto as Exhibit A (the “Current Thirteen Week Forecast”).  After the expiration of the Permitted Borrowing Period, until such time as the Borrowers shall deliver a Budget for calendar year 2010 in form and substance reasonably satisfactory to the Administrative Agent, the Borrowers may borrow Revolving Loans under the Revolving Portion only with the consent of the Required Lenders, which consent may be given or withheld in the Required Lenders’ sole discretion.   For the avoidance of doubt, to the extent that the Current Thirteen Week Forecast reflects the Borrowers intent to make LIHTC Investments during the Permitted Borrowing Period, such LIHTC Investments shall continue to be subject to the provisions of Section 3.1.2 of the Loan Agreement.

Section 4.                      Clarification with Respect to New Jersey Lease Termination Payment.  In order to more accurately reflect the terms of the Termination Payment regarding the New Jersey Lease (each as defined under the Third Amendment), Exhibit A to the Third Amendment is hereby replaced in its entirety by Exhibit B attached hereto.  In connection with the foregoing, the Administrative Agent and the Required Lenders hereby ratify and confirm their waiver of the terms of Section 10.19 of the Loan Agreement, solely with respect to, and their approval of, the Termination Payment, upon the terms and conditions described in the Third Amendment, as modified herein.

Section 5.                      Reservation of Rights.  The Administrative Agent and the Lenders have informed the Borrowers and the Guarantors that there may be currently outstanding certain Defaults with respect to certain covenants and obligations of the Borrowers and the Guarantors under the Loan Agreement, including, without limitation: (i) compliance with the prohibitions on incurring Indebtedness contained in Section 10.3 of the Loan Agreement and (ii) compliance with the prohibition on mergers, consolidations and asset sales contained in Section 10.4 of the Loan Agreement, each as a result of CHC’s entering into that certain Authorization Agreement, dated as of July 4, 2009, with Island C-III Holding LLC, an affiliate of Island Capital Group LLC, or any amendment, modification, replacement or restatement thereof.  In connection with the foregoing, the Administrative Agent and the Lenders have reserved all of their rights and remedies with respect to, and the execution of this Amendment shall in no way be deemed to be a waiver of, any Default, or any of the rights or remedies of the Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, the terms and conditions of which remain in full force and effect, except as specifically provided for in this Amendment.  The Borrowers and the Guarantors do not hereby acknowledge that any Default exists by reason of the items referenced in (i) and (ii) above, or in the immediately preceding sentence.

Section 6.                      Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) other than on account of certain accounts payable advances made on behalf of various funds and the protective advances made to a property that does not support the Bond Transaction, each as more fully described in that certain email, dated as of March 18, 2009, from Eliza Kwong, no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms; (d) the Termination Payment (as defined in Exhibit B hereto) shall not exceed $217,628.84; and (e) none of the expenditures reflected in the Current Thirteen Week Forecast constitute, either expressly or implicitly, any prepayment or acceleration of any Indebtedness of any member of the Centerline Group that is not otherwise currently due and payable at the time and in the amount contemplated under the terms of such Indebtedness.

Section 7.                      Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 8.                      Conditions Precedent.  The agreements and waivers set forth in this Amendment are conditional and this Amendment shall not be effective until (i) receipt by the Administrative Agent of a fully-executed counterpart of this Amendment and (ii) payment by the Borrowers of all of the Administrative Agent’s and each Lender’s reasonable fees associated with the preparation, negotiation, execution, delivery and administration of this Amendment and the Loan Agreement accrued through the date hereof, including without limitation, the Administrative Agent’s and each Lender’s reasonable attorneys’ fees.  To the extent practicable and authorized to do so on the date hereof, the attorneys for the Administrative Agent and each Lender shall submit invoices via the Borrowers’ Serengeti e-billing system.

Section 9.                      Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 10.                    Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 11.                    GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 12.                    Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 13.                    Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 14.                   Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 15.                    Integration.  This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 16.                    Waiver and Release.

(a)           The Borrowers and the Guarantors acknowledge and agree that, as of the date hereof:  (i) none of the Borrowers or Guarantors have any claim or cause of action against the Administrative Agent or the Lenders arising out of, under or in any way relating to the Loan Agreement or the Loan Documents (including this Amendment), any documents, instruments, agreements, dealings or other matters in connection with the Loan Documents, the transactions contemplated by the Loan Documents, or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith; (ii) none of the Borrowers or the Guarantors have any offset rights, counterclaims or defenses of any kind against payment and performance of the obligations under the Loan Documents; and (iii) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and the Guarantors under the Loan Documents.

(b)           In consideration of the amendments and consents provided by and the covenants of the Administrative Agent and the Lenders herein, the Borrowers and the Guarantors agree to eliminate any possibility that any past conditions, acts, omission, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  Therefore, each of the Borrowers and the Guarantors, on their own behalf and on behalf of each of their respective successors and assigns, hereby waives, releases and discharges the Administrative Agent and the Lenders, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents instruments, agreements, dealings or other matters connected with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith, including, without limitation, all matters, claims, transactions or things occurring on or prior to the date hereof of which any of the Borrowers or Guarantors have knowledge.  The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

Section 17.                   Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY
	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer and President

CENTERLINE CAPITAL GROUP INC.
	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE HOLDING TRUST

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE INVESTORS I LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE MANAGER LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer

CENTERLINE GUARANTEED MANAGER LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chairman

CENTERLINE SERVICING INC.

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chairman

CENTERLINE FINANCE CORPORATION

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chairman

CENTERLINE INVESTOR LP LLC

	By:	/s/ Andrew J. Weil
		Name:	Andrew J. Weil
		Title:	Vice President

CENTERLINE INVESTOR LP II LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Executive Managing Director

CENTERLINE CREDIT MANAGEMENT LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer and President

CM INVESTOR LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE SERIES M INVESTOR LLC
	By:	Centerline Affordable Housing Advisors LLC,
its sole member

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chairman

Schedule 1

Guarantors

1.           Centerline Investor LP
2.           Centerline Investor LP II,
3.           CCC
4.           CAHA
5.           Centerline/AC
6.           Holding Trust
7.           Centerline Investors
8.           Centerline REIT Inc.
9.           Centerline Servicing Inc.
10.         Centerline Finance Corporation
11.         Credit Management
12.         CM Investor LLC
13.         Centerline Manager LLC
14.         Centerline Guaranteed Manager LLC
15.         Centerline Series M Investor LLC

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By: /s/ John F. Simon
Name: John F. Simon
Title: Senior Vice President

Representing 40.65% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CITICORP, USA

By: /s/ William Cahill
Name: William Cahill
Title: Vice President

Representing 21.05% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA COMMUNITY DEVELOPMENT CORP.

By: /s/ John F. Simon
Name: John F. Simon
Title: Authorized Signatory

Representing 9.98% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CIBC INC.

By: /s/ Charles D. Mulkeen
Name: Charles D. Mulkeen
Title: Authorized Signatory

Representing 8.13% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Taberna Preferred Funding VIII, Ltd.
By: Taberna Capital Management, LLC,
   as Collateral Manager

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

Representing 0.22% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments